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                                                                    EXHIBIT 99.1
                              [Form of Proxy Card]
(Front Side of Proxy Card)

                                  ELCOTEL, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Tracey L. Gray, C. Shelton James and Ronald M. Tobin, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Elcotel, Inc. ("Elcotel") to be held on Friday, December 5, 1997 at 9:00 A.M., local time and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of Elcotel held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before the meeting.

[X]      Please mark your
         votes as in this
         example

                                                     Nominees:
1. Election of    [   ]   [   ]                      Tracey L. Gray
                  FOR    WITHHELD                    C. Shelton James
                                                     Dwight Jasmann
                                                     Charles H. Moore
                                                     Thomas E. Patton
                                                     T. Raymond Suplee
                                                     Thomas R. Wiltse

For except vote withheld from the following nominee(s):

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2.     The issuance of shares of common stock, par value $0.01 per share, of
       Elcotel ("Elcotel Common Stock") in connection with the proposed merger of Elcotel Hospitality Service, Inc., a wholly-owned subsidiary of Elcotel with and into Technology Service Group, Inc.

       [   ]             [   ]            [   ]
       FOR               AGAINST          ABSTAIN

       (To Be Continued And Signed On The Reverse Side)


(Backside of Proxy Card)

3. Amendment to the Certificate of Incorporation of Elcotel to increase the number of shares of Elcotel Common Stock authorized for issuance to 30,000,000.

       [   ]             [   ]            [   ]
       FOR               AGAINST          ABSTAIN

4. Ratification of the appointment of Deloitte & Touche LLP as Elcotel's independent public accountants for the fiscal year ending March 31, 1998.

       [   ]             [   ]            [   ]
       FOR               AGAINST          ABSTAIN
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5.     Amendment to the 1991 Stock Option Plan to increase by 500,000 the number of shares reserved for issuance pursuant to such plan.

       [   ]             [   ]            [   ]
       FOR               AGAINST          ABSTAIN

6. Amendment to the Directors Stock Option Plan to, among other things, increase by 50,000 the number of shares reserved for issuance pursuant to such plan.

       [   ]             [   ]            [   ]
       FOR               AGAINST          ABSTAIN


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5 AND 6, THIS PROXY WILL ALSO BE VOTED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE_____________________________________   DATE_______________

SIGNATURE_____________________________________   DATE_______________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.